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                                                                    EXHIBIT 99.5



         THE UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET OF THE
      REGISTRANT AS OF JUNE 30, 2004 AND THE UNAUDITED PRO FORMA CONDENSED
                  COMBINED INCOME STATEMENTS OF THE REGISTRANT
            FOR THE SIX MONTHS ENDED JUNE 30, 2004 AND THE YEAR ENDED
                               DECEMBER 31, 2003.


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                      WHITE MOUNTAINS INSURANCE GROUP, LTD.

          UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION


                            INTRODUCTION AND OVERVIEW

On August 2, 2004, White Mountains Insurance Group, Ltd. (the "Company", collectively with its subsidiaries "White Mountains") announced that the investor group led by White Mountains and Berkshire Hathaway Inc. had completed its acquisition (the "Acquisition") of the life and investments business of Safeco Corporation ("Symetra Financial"). White Mountains paid $200 million for approximately 19% of the outstanding shares of Symetra Financial and warrants to acquire 1,099,600 common shares of Symetra Financial. White Mountains' economic ownership of Symetra Financial is approximately 24% on a fully converted basis (i.e., when considering all outstanding warrants to acquire additional common shares of Symetra Financial).

                    UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma condensed combined income statement of White Mountains for the year ended December 31, 2003 and the six months ended June 30, 2004 presents results for White Mountains as if the acquisition of Symetra Financial had occurred as of January 1, 2003 and January 1, 2004, respectively. The accompanying unaudited pro forma condensed combined balance sheet of White Mountains as of June 30, 2004 presents White Mountains' financial position as if the acquisition of Symetra Financial had occurred on June 30, 2004.

White Mountains' investment in the common shares of Symetra Financial will be accounted for by the equity method of accounting. The unaudited pro forma financial information is provided for informational purposes only. The unaudited pro forma financial information does not purport to represent what White Mountains' financial position or results of operations actually would have been had the Acquisition in fact occurred as of the dates indicated, or to project White Mountains' financial position or results of operations for any future date or period. The pro forma adjustments are based on available information and assumptions that the Company currently believes are reasonable under the circumstances and that are considered to be material to the overall pro forma presentation. The unaudited pro forma financial information should be read in conjunction with White Mountains' Annual Report on Form 10-K for the year ended December 31, 2003, White Mountains' Quarterly Report on Form 10-Q for the period ended June 30, 2004, Symetra Financial's audited consolidated financial statements as of and for the year ended December 31, 2003, which are enclosed herein as Exhibit 99.3, and Symetra Financial's unaudited combined financial statements as of June 30, 2004 and for the six months ended June 30, 2004 and 2003, which are enclosed herein as
Exhibit 99.4.

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                      WHITE MOUNTAINS INSURANCE GROUP, LTD.
              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                  JUNE 30, 2004
                            (IN MILLIONS OF DOLLARS)


                                                                          White           Pro Forma               Pro Forma
                                                                        Mountains        Adjustments   Notes      Combined
                                                                        ---------        -----------   -----      ---------
ASSETS

     Total investments and cash                                         $10,401.7         $ (200.0)     [a]        $10,201.7
     Reinsurance recoverable on paid and unpaid losses                    3,896.2               --                   3,896.2
     Insurance and reinsurance premiums receivable                          963.6               --                     963.6
     Deferred acquisition costs                                             338.0               --                     338.0
     Deferred tax asset                                                     248.2               --                     248.2
     Investment in unconsolidated insurance affiliates                      151.6           200.00      [a]            351.6
     Other assets                                                         1,924.6             36.5      [b]          1,961.1
                                                                        ---------         --------                 ---------
        TOTAL ASSETS                                                    $17,923.9         $   36.5                 $17,960.4
                                                                        =========         ========                 =========

LIABILITIES
     Loss and loss adjustment expense reserves                          $ 9,329.1         $     --                 $ 9,329.1
     Unearned insurance and reinsurance premiums                          1,824.5               --                   1,824.5
     Debt                                                                   824.3               --                     824.3
     Deferred tax liabilities                                               292.8               --                     292.8
     Preferred stock subject to mandatory redemption                        202.7               --                     202.7
     Other liabilities                                                    1,937.3               --                   1,937.3
                                                                        ---------         --------                 ---------
        TOTAL LIABILITIES                                                14,410.7               --                  14,410.7
                                                                        ---------         --------                 ---------

SHAREHOLDERS' EQUITY                                                      3,513.2             36.5      [b]          3,549.7
                                                                        ---------         --------                 ---------
        TOTAL SHAREHOLDERS' EQUITY                                        3,513.2             36.5                   3,549.7
        TOTAL LIABILITIES AND COMMON SHAREHOLDERS' EQUITY               $17,923.9         $   36.5                 $17,960.4
                                                                        =========         ========                 =========

Fully converted tangible book value per share (10,819,416
shares outstanding)                                                     $  312.82                                  $  316.20

Book value per share (10,819,416 shares outstanding)                    $  314.65                                  $  318.02


             See the accompanying notes to the unaudited pro forma
                    condensed combined financial statements.

                      WHITE MOUNTAINS INSURANCE GROUP, LTD.
             UNAUDITED PRO FORMA CONDENSED COMBINED INCOME STATEMENT
                     FOR THE SIX MONTHS ENDED JUNE 30, 2004
            (IN MILLIONS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)


                                                                           White             Pro Forma                Pro Forma
                                                                         Mountains          Adjustments     Notes     Combined
                                                                         ---------          -----------     -----     ---------
REVENUES
     Earned insurance and reinsurance premiums                          $   1,829.1           $   --                 $   1,829.1
     Net investment income                                                    164.2             (3.0)       [a]            161.2
     Net realized investment gains                                             56.2               --                        56.2
     Net unrealized investment gains                                             --               --                          --
     Other revenues                                                            93.8               --                        93.8
                                                                        -----------           ------                 -----------
 TOTAL REVENUES                                                             2,143.3             (3.0)                    2,140.3

EXPENSES
     Losses and loss adjustment expenses                                    1,146.7               --                     1,146.7
     Insurance and reinsurance acquisition expenses                           340.7               --                       340.7
     Other underwriting expenses                                              252.1               --                       252.1
     General and administrative expenses                                      124.0               --                       124.0
     Other expenses                                                            69.6               --                        69.6
                                                                        -----------           ------                 -----------
TOTAL EXPENSES                                                              1,933.1               --                     1,933.1
                                                                        -----------           ------                 -----------

PRETAX EARNINGS (LOSS)                                                        210.2             (3.0)                      207.2
     Income tax benefit (provision)                                           (89.3)             0.8        [a]            (88.5)
     Equity in earnings of unconsolidated affiliates                           23.1             20.0        [c]             43.1
                                                                        -----------           ------                 -----------

NET INCOME (LOSS) FROM CONTINUING OPERATIONS                            $     144.0           $ 17.8                 $     161.8
                                                                        ===========           ======                 ===========

Earnings per Common Share (Note d):

Average Common Shares used in computing basic earnings per share          9,040,207                                    9,040,207
Basic earnings per Common Share                                         $     15.93                                  $     17.90

Average Common Shares used in computing diluted earnings per share       10,151,086                                   10,151,086
Diluted earnings per Common Share                                       $     14.11                                      $ 15.86



             See the accompanying notes to the unaudited pro forma
                    condensed combined financial statements.

                      WHITE MOUNTAINS INSURANCE GROUP, LTD.
             UNAUDITED PRO FORMA CONDENSED COMBINED INCOME STATEMENT
                      FOR THE YEAR ENDED DECEMBER 31, 2003
            (IN MILLIONS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)


                                                                              White             Pro Forma               Pro Forma
                                                                             Mountains         Adjustments    Notes     Combined
                                                                             ---------         -----------    -----     ---------
REVENUES
     Earned insurance and reinsurance premiums                               $  3,137.7            $  --               $  3,137.7
     Net investment income                                                        290.9             (6.0)      [a]          284.9
     Net realized investment gains                                                162.6               --                    162.6
     Net unrealized investment gains                                                 --                                        --
     Other revenues                                                               215.4               --                    215.4
                                                                             ----------            -----               ----------
TOTAL REVENUES                                                                  3,806.6             (6.0)                 3,800.6

EXPENSES
     Losses and loss adjustment expenses                                        2,138.1                                   2,138.1
     Insurance and reinsurance acquisition expenses                               611.6               --                    611.6
     Other underwriting expenses                                                  363.3               --                    363.3
     General and administrative expenses                                          201.8                                     201.8
     Other expenses                                                               119.5               --                    119.5
                                                                             ----------            -----               ----------
TOTAL EXPENSES                                                                  3,434.3               --                  3,434.3
                                                                             ----------            -----               ----------

PRETAX EARNINGS (LOSS)                                                            372.3             (6.0)                   366.3
     Income tax benefit (provision)                                              (127.6)             1.7       [a]         (125.9)
     Accretion and dividends on mandatorily redeemable preferred stock            (21.5)              --                    (21.5)
     Equity in earnings of unconsolidated affiliates                               57.4             35.4       [c]           92.8
                                                                             ----------            -----               ----------
NET INCOME (LOSS) FROM CONTINUING OPERATIONS                                 $    280.6            $31.1               $    311.7
                                                                             ==========            =====               ==========
Earnings per Common Share (Note d):

Average Common Shares used in computing basic earnings per share              8,725,217                                 8,725,217
Basic earnings per Common Share                                              $    26.48                                $    30.05

Average Common Shares used in computing diluted earnings per share            9,668,732                                 9,668,732
Diluted earnings per Common Share                                            $    23.63                                $    26.85


             See the accompanying notes to the unaudited pro forma
                    condensed combined financial statements.

                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                          COMBINED FINANCIAL STATEMENTS

The following pro forma purchase accounting adjustments were undertaken to reflect the Company's investment in Symetra Financial.

[a]      INVESTMENT INCOME

         The Company paid $200.0 MILLION in cash for its investment in Symetra Financial. The Company estimates that it earned $3.0 MILLION and $6.0 MILLION for the periods ended June 30, 2004 and December 31, 2003, respectively, on such balances which were held in short-term investments. The yield of 3% approximates the Company's pre-tax yield on its short-term investment portfolio during the period. As a result, a Federal income tax benefit of $.8 MILLION and $1.7 MILLION, for the periods ended June 30, 2004 and December 31, 2003, respectively, were recorded for these transactions.

[b]      EXTRAORDINARY GAINS

         The Company paid $200.0 million for a 19% interest in the common stock of Symetra Financial, which has a fair value at the date of purchase of $200.0 million, and warrants to acquire 1,099,600 of the common shares of Symetra Financial, which has a fair value at the date of purchase of $36.5 million. As a result, the Company has recognized a pro forma gain of $36.5 million representing the excess of the fair value of assets acquired over the consideration paid for its interests in Symetra Financial. The Company has valued its warrants to acquire common shares of Symetra Financial using a five-year expected term with a risk-free interest rate commensurate with the term valued (3.8%) and using volatility of 30%.

[c]      EQUITY IN EARNINGS OF UNCONSOLIDATED AFFILIATES

         The Company recorded $20.0 MILLION and $35.4 MILLION representing the Company's ownership of approximately 19% in the net income of Symetra Financial for the periods ended June 30, 2004 and December 31, 2003, respectively.

[d]      EARNINGS PER COMMON SHARE

         In determining both basic and diluted earnings per Common Share before pro-forma adjustments, net income from continuing operations is reduced by $49.5 million to reflect an adjustment to the redemption value on the Company's convertible preference shares for the period ended December 31, 2003. In determining diluted earnings per Common Share before pro-forma adjustments, net income from continuing operations is further reduced by $.8 million and $2.5 million for the periods ended June 30, 2004 and December 31, 2003, respectively, resulting from outstanding options and warrants to acquire common shares of an unconsolidated affiliate of the Company. The basic earnings per Common Share computation is determined using the weighted average number of Common Shares outstanding during the period. The diluted earnings per Common Share computation is determined using the weighted average number of Common Shares and dilutive Common Share equivalents outstanding during the period.